SEMI-ANNUAL REPORT                                    JANUARY 31, 2000


                                                      DAVIS GROWTH &
                                                      INCOME FUND








[DAVIS FUNDS LOGO]

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

Dear Fellow Shareholder,

As we enter the new millennium, we must recognize that the market has come a long way and is starting from a high base. We are unlikely to continue enjoying the twin benefits of steeply falling interest rates and rising corporate profits as a percentage of gross domestic product that propelled stock prices and price/earnings ratios sharply higher in the last two decades or so of the 20th century. Corporate profits have been inflated by various accounting practices. In addition, while the Internet holds great possibilities for many businesses, it is disrupting profitability for others.

Throughout modern times, we have seen the development of different networks that linked people and businesses together and changed history. Examples include the railroad, automobile/highway, electricity, air travel and telephone networks. Today, the Internet is transforming the world through an electronic network that transmits video, voice and data at ever-increasing speeds and ever-reducing costs.

For many companies, the "net net" conclusion is that they must convert their businesses to e-businesses or they will have no business. As a result, the Internet revolution, like other revolutions before it, has spawned enormous investment spending--creating a high degree of optimism and speculation, perhaps even a financial bubble. Yet this speculation has also facilitated the raising of low-cost capital and given the United States a first-mover advantage in developing the Internet and driving it forward.

A recession or high interest rates would reduce the availability of capital and spending on the Internet. We think policymakers have been willing to live with some froth in the market because they believe the good of the Internet outweighs the bad. The Internet should have a huge positive impact on productivity and cost structures, and maintaining our leadership position is worth the risk of not taking actions that could lead to recession. Continued investment in the Internet is necessary for the good of the country and our competitive health.

At the same time, many business models will have to change and there definitely will be losers as well as winners, as there have always been with any technological advance. For example, as more business is done directly via the Internet, middleman industries like distributors are particularly vulnerable. Many established companies are going to have to provide greater value-added with their services or their customers will turn to the Internet. The impact of these businesses modernizing and taking restructuring charges will not necessarily be bullish for corporate profits in the early stages.

Moreover, it is impossible to predict which of the new dot.com companies will thrive or even survive over time. When you look at other industries that transformed the country like autos and airplanes, you see that most of the pioneering companies in those industries are no longer in business today.

We think we may be closing another chapter in the market's history and facing a future that does not hold as many favorable macro factors. The Internet is both a driver and a destroyer. Companies old and new are caught up in a Darwinian struggle, trying to anticipate which business models will work and which will not work. Hopefully, this will be a process of creative destruction and the economy overall will emerge the better for it. But struggles are not necessarily good for corporate profits, and we don't think it will be as easy--if, indeed, it has ever been easy--to make money in stocks. As a result, stock selection will be more crucial than ever.

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Because we are in a time of ferment and change, we think a premium will be paid for company managements that "get it" and invest their shareholders' money correctly to position the company for the future. In addition, with the U.S. market unlikely to enjoy the big tailwind of expanding P/E ratios that it did over the past 15 or 20 years, we think having a global perspective may be increasingly important. Multinational companies have an advantage in that they can allocate their capital around the world to areas where GDP growth is expected to be the fastest.

Some foreign economies such as Germany and Japan appear to be behind us in their evolution, and they may offer greater opportunities as more and more of their businesses streamline and restructure. On the other hand, the United States is a moving target, and it will not be easy for other countries to catch us because we are driving our Internet development so rapidly.

If the Dow were to increase at the same pace over the next two decades as it did over the past two, it would stand at roughly 100,000 in 2020. We are certain that will not happen. However, if the Dow were to compound at a rate of 7% or 8% a year, it could reach 40,000 or 50,000 over that time frame--meaning the market still offers considerable opportunities for long-term wealth building.(1) As always, we will focus on buying growing companies at reasonable prices that are led by management teams who respond dynamically to change. We are on a long voyage with our shareholders and our money is invested shoulder-to-shoulder with theirs. We are not overly optimistic. We are not pessimistic. We are trying to be realistic.

Sincerely,


/s/ Shelby M.C. Davis
Shelby M.C. Davis
Senior Research Adviser

March 16, 2000

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

PERFORMANCE OVERVIEW

The Davis Growth & Income Fund's Class A shares delivered a total return on net asset value of 3.89% for the one-year period ended January 31, 2000.(2) By way of comparison, the funds included in Lipper Analytical Services Multicap Value Fund category provided a return of 1.69% for the same time period.(3)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS

Q. How would you describe the performance of the Fund last year?

A. Like 1998, 1999 was a year of remarkable narrowness in the market. The handsome gains enjoyed by the S&P 500 Index(4) were produced by the exceptionally strong performance of a very few stocks. The vast majority of stocks posted weak performance. Market observers know 1999 was an extraordinary year for the technology sector. While many of the gains in this sector were reaped by companies with virtually no earnings and no clear path to developing significant earnings, the performance of more old-fashioned technology companies--if that is not an oxymoron--was also exceptional. Importantly, the shares of technology companies that the Fund owns--such as Hewlett-Packard, Applied Materials and Texas Instruments(5)--did not just reflect changes in psychology or a new-era mania, but instead reflected substantial gains in their core businesses.

Hewlett-Packard's wonderful printing business continues to benefit from the rise of e-mail and digital photography. Applied Materials has strengthened its lead as the dominant global supplier of manufacturing equipment to the semiconductor industry. Texas Instruments, the Fund's star performer of the year, is beginning to reap the rewards of its prescient commitment to the world of digital signal processors--the computer chips that lie at the heart of everything from cellular phones and digital cameras to new generation automobiles.

Q. What about the performance of financial stocks in 1999?

A. Most market observers would describe 1999 as a terrible year for financial stocks. The PHLX/KBW Bank Index(4), for example, fell 2.12% in 1999 while the threat of increasing interest rates spooked investors throughout the sector. Although the Fund owns a number of financial stocks whose value declined and whose earnings outlook deteriorated somewhat last year, two of our biggest positions in the financial area achieved exceptional gains, handily outperforming the S&P 500. American Express, the Fund's largest holding, rose more than 60%, perhaps reflecting the fact that the Internet does not accept cash. Our next largest holding in the financial sector, Citigroup, gained 68% and remains a great beneficiary of worldwide privatization, the globalization of trade and finance, unprecedented mergers and acquisitions activity, and strong capital markets.

Q. What equity holdings performed unsatisfactorily last year?

A. As always, the Fund owned some companies whose stocks performed poorly. Among these were Wells Fargo, Berkshire Hathaway, McDonald's, Household International, and Martin Marietta Materials. Significantly, the poor performance of these stocks was not a reflection of poor performance in their underlying businesses. We distinguish these types of stocks from stocks where poor returns reflected a substantial decline in the operating performance of those businesses. It is this latter group that we categorize as mistakes, and we certainly had our share of these in 1999.

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Chief among these mistakes must be our mis-assessment of Waste Management. While the Fund's holdings in this company were never among our largest, it was our largest mistake. It now appears that the company's financial statements were inaccurate and that senior management knowingly covered up deteriorating operating results. We feel we were slow to pick up on the warning signs of weakening operations and strained financials.

To this list, we must also add Philip Morris where we failed to anticipate material setbacks for the company in the legal arena. In analyzing Progressive Corp., still one of the best companies in the auto insurance business, we were slow to recognize the huge impact that greater price competition would have on earnings. In the case of another insurer, UnumProvident, we were mistaken in our assessment of the profitability of the company's core business.

Nevertheless, we know that we are in a batting average business, and we must be willing to swing at the ball to improve. But we must also remember that the only value of mistakes lies in the lessons that we learn from them. As our grandfather Shelby Cullom Davis once said, "If you do not admit you make mistakes, you do not learn from them."

Q. What about the Fund's investments in real estate stocks?

A. Real estate investment trusts (REITs) remained in the doldrums in 1999 as they have for some time and that also held back the Fund's performance. The irony is that even after another year of positive earnings growth where the earnings of real estate companies the Fund owns exceeded our expectations, their stock prices continued to sag.

Many investors are concerned that we are coming toward the end of an economic cycle and that when the next recession comes, real estate will be besieged by the same difficulties it suffered in the late 1980s and early 1990s. In our minds, nothing could be further from the truth. We are not suggesting that real estate earnings will continue to show strong growth forever. However, the cycle should be substantially less dramatic because the tax incentives that encouraged overbuilding and created such excess supply last time around no longer exist. In short, the rules in real estate have changed, but many investors are acting as if the old rules were still in effect.

Q. What are some of your favorite real estate holdings today?

A. Among our favorite real estate companies are Centerpoint Properties, an industrial REIT; Home Properties of New York, an apartment REIT; Vornado, a diversified REIT; and General Growth Properties, a shopping mall REIT. These companies have terrific earnings growth rates but, unfortunately, that earnings performance was not reflected in their stock prices last year. While we find these short-term results disappointing, we think the ultimate upside from the Fund's real estate investments is a return of between 10% to 15%, year in and year out. We continue to believe that real estate stocks represent outstanding long-term opportunities today. We also think the Fund is strategically poised to take advantage of these opportunities once the investment climate improves.(6)

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND ANDREW A. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Q. What is your outlook going forward?

A. In his commentary at the beginning of this semiannual report, our father Shelby M.C. Davis has clearly described the challenges that in all likelihood lie ahead and the issues on which we must always remain focused. A wag once famously said that the four most expensive words on Wall Street are, "This time is different." But clearly as we look out at this new economy, some things are different. Venerable companies with stable businesses are under attack from this new juggernaut called the Internet. Business plans that once could have been carved in stone must be completely reassessed.

In addition to these changes in technology, other powerful forces are at work creating an environment of uncertainty. For example, investors have been lulled into a sense of complacency by the seemingly routine predictability of quarterly earnings gains that may have been more the result of elastic accounting than a true reflection of the underlying businesses. Finally, without making economic predictions, we must always remember that the level of interest rates plays a vital role in our evaluation of companies. Warren Buffett once said that interest rates act like gravity in the financial markets. Higher rates would certainly weigh down stock valuations.

We would like to end with an interesting quotation from an interview given by our father that appeared in Business Week magazine. In it he says, we guarantee that we "will never be number one in a roaring speculative bull market. [We] eschew the go-go philosophy that made instant winners [last year] of funds that favored letter stock, new issues and hotshot over-the-counter securities." What makes this observation so interesting is that it appeared in the February 7th issue of Business Week in the year 1970, not long before the onset of the worst bear market since the depression.

But lest we become too pessimistic, it is notable that in the same interview our father states, "In a bull market, all you need is a great stock. In a bear market, you need a great company." We feel that in Davis Growth & Income Fund we own many great companies run by great executives. While we think that the next five years may be difficult ones for the overall market, we believe that, at today's prices, the valuations for the companies we own are not excessive and that patient, long-term investors will be rewarded for riding through the inevitable financial storms that are likely to follow the smooth sailing of the last decade.(7)

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

===============================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Growth & Income Fund containing more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) This hypothetical example illustrates the power of compounding over a 20-year period and is not intended to be indicative of future investment results which may be higher or lower than the assumed rate.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than they were they were purchased. Below are the average annual total returns for Davis Growth & Income Fund's Class A shares for periods ended January 31, 2000. Returns for other classes of shares will vary from the following returns:

* (WITHOUT a 4.75% Sales Charge taken into consideration for the period ended January 31, 2000)

----------------------------------- ------------------ -----------------------
FUND NAME                           1 YEAR             INCEPTION
----------------------------------- ------------------ -----------------------
Davis Growth & Income Fund A        3.89%              3.74% - 05/01/98
----------------------------------- ------------------ -----------------------

** (WITH a 4.75% Sales Charge taken into consideration for the period ended January 31, 2000)
----------------------------------- ------------------ -----------------------
FUND NAME                           1 YEAR             INCEPTION
----------------------------------- ------------------ -----------------------
Davis Growth & Income Fund A       (1.07%)            0.89% - 05/01/98
----------------------------------- ------------------ -----------------------

(3) The Lipper Analytical Services Multicap Value Fund category is composed of funds that, by portfolio practice, invest in a variety of market capitalization ranges and seek long-term growth of capital by investing in companies that are considered to be undervalued based on a price-to-current earnings, book value, asset value, or other factors. Funds in the index are equally weighted, and returns include the reinvestment of all dividends and are net of expenses. Investments cannot be made directly in the index. Lipper Analytical Services' performance, rankings and comparisons are based on total returns unadjusted for commissions.

(4) The definitions of indices quoted in this newsletter appear below. Investments cannot be made directly in either of these indices.

     I. The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

     II. The PHLX/KBW Bank Index is a capitalization-weighted index consisting of 24 exchange-listed and National Market System stocks, representing national money center banks and leading regional institutions. The index is intended to reflect the evolving financial sector and was developed with a base value of 195 as of 10-21-91.

DAVIS GROWTH & INCOME FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(5) Portfolio holdings and portfolio manager opinions cited in this material are current as of the date of this report, but are subject to change. See each Fund's Schedule of Investments for a detailed list of portfolio holdings.

(6) Investments in real estate securities are subject to risks associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, over-building or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

(7) This report reflects the professional opinions of the Fund's portfolio managers. All investments involve some degree of risk and there can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary and, when redeemed, an investor's shares may be worth more or less than their original cost.

An investment in the Fund is not a deposit in a bank and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

DAVIS GROWTH & INCOME FUND
Schedule of Investments
January 31, 2000 (Unaudited)

================================================================================
                                                                         VALUE
SHARES                SECURITY                                          (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCK - (88.18%)
    BANKS AND SAVINGS & LOANS - (8.91%)
        36,000        Golden West Financial Corp.................. $   1,059,750
       100,000        Household International, Inc................     3,525,000
       100,000        Wells Fargo & Co............................     4,000,000
                                                                   -------------
                                                                       8,584,750
                                                                   -------------
    BUILDING MATERIALS - (5.72%)
        60,000        Martin Marietta Materials, Inc..............     2,520,000
       150,000        Masco Corp..................................     2,990,625
                                                                   -------------
                                                                       5,510,625
                                                                   -------------
    CONSUMER PRODUCTS - (2.65%)
        39,000        Gillette Co.................................     1,467,375
        52,000        Philip Morris Cos., Inc.....................     1,088,750
                                                                   -------------
                                                                       2,556,125
                                                                   -------------
    DIVERSIFIED - (2.23%)
            42        Berkshire Hathaway, Inc. - Class A*.........     2,150,400
                                                                   -------------
    DIVERSIFIED FINANCIAL SERVICES - (18.28%)
        59,500        American Express Co.........................     9,806,344
        73,750        Citigroup, Inc..............................     4,236,016
        22,000        Donaldson, Lufkin & Jenrette, Inc...........     1,051,875
        20,000        Freddie Mac.................................     1,003,750
        17,900        Providian Financial Corp....................     1,510,313
                                                                   -------------
                                                                      17,608,298
                                                                   -------------
    ELECTRONICS - (10.47%)
        30,000        Applied Materials,  Inc.* ..................     4,116,563
        15,500        Molex Inc...................................       788,078
        48,000        Texas Instruments Inc.......................     5,178,000
                                                                   -------------
                                                                      10,082,641
                                                                   -------------
    FOOD & RESTAURANT - (2.97%)
        77,000        McDonald's Corp.............................     2,863,438
                                                                   -------------
    HOTELS & MOTELS - (2.23%)
        69,000        Marriott International, Inc.................     2,143,312
                                                                   -------------
    MACHINERY - (1.30%)
        31,100        Dover Corp..................................     1,253,719
                                                                   -------------
    PHARMACEUTICAL AND HEALTHCARE - (1.91%)
        39,000        American Home Products Corp.................     1,835,438
                                                                   -------------
    PROPERTY/CASUALTY INSURANCE - (5.41%)
        33,000        Progressive Corp. (Ohio)....................     2,054,250
        42,000        Transatlantic Holdings, Inc.................     3,150,000
                                                                   -------------
                                                                       5,204,250
                                                                   -------------

DAVIS GROWTH & INCOME FUND
Schedule of Investments - Continued
January 31, 2000 (Unaudited)

================================================================================
                                                                         VALUE
SHARES                SECURITY                                          (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCK - CONTINUED
    REAL ESTATE - (12.64%)
        66,900        Alexandria Real Estate Equities, Inc........ $   1,973,550
        48,000        Apartment Investment & Management Co........     1,818,000
       224,300        Boardwalk Equities, Inc.*...................     1,344,409
        55,600        Boston Properties, Inc......................     1,668,000
        67,500        Centerpoint Properties Corp.................     2,392,031
         2,900        General Growth Properties. Inc..............        82,650
        17,800        Home Properties of New York, Inc............       481,713
        46,000        Spieker Properties, Inc.....................     1,788,250
        20,000        Vornado Realty Trust........................       626,250
                                                                   -------------
                                                                      12,174,853
                                                                   -------------
    TECHNOLOGY - (9.44%)
        44,500        Hewlett-Packard Co..........................     4,817,125
        20,000        Intel Corp..................................     1,978,125
        10,400        International Business Machines Corp........     1,166,750
        12,000        Lexmark International Group, Inc., Class A*.     1,131,000
                                                                   -------------
                                                                       9,093,000
                                                                   -------------
    TELECOMMUNICATIONS - (1.10%)
        20,000        AT&T Corp...................................     1,055,000
                                                                   -------------
    THEME PARKS - (2.92%)
       100,200        Premier Parks Inc.*.........................     2,811,860
                                                                   -------------
                           Total Common Stocks -
                              (identified cost $74,414,706).......    84,927,709
                                                                   -------------
CONVERTIBLE BONDS - (1.43%)
$      660,000        Cincinnati Financial Corp.,  Conv. Sub.
                         Deb., 5.50%, 05/01/02 - (identified
                         cost $1,672,963).........................     1,376,925


DAVIS GROWTH & INCOME FUND
Schedule of Investments - Continued
January 31, 2000 (Unaudited)

================================================================================
                                                                         VALUE
SHARES                SECURITY                                          (NOTE 1)
--------------------------------------------------------------------------------
PREFERRED STOCK - (11.50%)
   80,000  General Growth Properties, 7.25%, Cum. Conv. Pfd....... $  1,650,000
    1,000  Globalstar Telecommunications Ltd, 8.00%, Conv. Pfd....       73,625
   35,900  Globalstar Telecommunications Ltd, 8.00%, Ser. 144A
              Conv. Pfd.(b).......................................    2,643,138
  100,000  Sealed Air Corp., $2.00, Ser. A, Cum. Conv. Pfd........    5,325,000
   30,000  Vornado Realty Trust, 6.50%, Ser. A, Cum. Conv. Pfd....    1,387,500
                                                                   ------------
                Total Preferred Stocks - (identified cost $
                   10,179,889)....................................   11,079,263
                                                                   ------------
                Total Investments - (identified cost $86,267,558)
                   (101.11%)(a)...................................   97,383,897
                Liabilities Less Other Assets - (1.11%)...........   (1,069,112)
                                                                   ------------
                         Net Assets - ( 100%)..................... $ 96,314,785
                                                                   ============




(a) Aggregate cost for Federal Income Tax purposes is $86,267,558. At January
31, 2000 unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes was as follows:

        Unrealized appreciation...........................   $      19,982,601
        Unrealized depreciation...........................          (8,866,262)
                                                             -----------------
             Net appreciation.............................   $      11,116,339
                                                             =================


(b) This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in such security to realize current valuations. The security amounts to $2,643,138 or 2.74% of the Fund's net assets as of January 31, 2000.

*    Non-Income Producing Security

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS GROWTH & INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
At January 31, 2000 (Unaudited)

================================================================================
ASSETS:
     Investments in securities, at value (identified cost
         $86,267,558) (see accompanying Schedule of Investments)..  $97,383,897
     Receivables:
         Capital stock sold.......................................      115,612
         Dividends and interest...................................      147,171
                                                                    -----------
              Total assets........................................   97,646,680
                                                                    -----------
LIABILITIES:

     Cash overdraft...............................................      896,445
     Payable for capital stock redeemed...........................      237,447
     Accrued expenses ............................................      198,003
                                                                    -----------
              Total liabilities...................................    1,331,895
                                                                    -----------
NET ASSETS .......................................................  $96,314,785
                                                                    ===========
NET ASSETS CONSIST OF:
     Par value of shares of capital stock.........................  $   462,038
     Additional paid-in capital...................................   89,238,708
     Undistributed net investment income..........................       10,806
     Net unrealized appreciation on investments...................   11,116,339
     Accumulated net realized loss................................   (4,513,106)
                                                                    -----------
              Net assets..........................................  $96,314,785
                                                                    ===========
     CLASS A SHARES
         Net assets...............................................  $50,940,618
         Shares outstanding.......................................    4,878,969
         Net asset value and redemption price per share ..........    $   10.44
                                                                      =========
         Maximum offering price per share (100/95.25 of $10.44)*..    $   10.96
                                                                      =========
     CLASS B SHARES
         Net assets...............................................  $27,949,103
         Shares outstanding.......................................    2,689,035
         Net asset value and redemption price per share ..........    $   10.39
                                                                      =========
     CLASS C SHARES
         Net assets...............................................  $ 9,897,613
         Shares outstanding.......................................      952,335
         Net asset value and redemption price per share ..........    $   10.39
                                                                      =========
     CLASS Y SHARES
         Net assets...............................................  $ 7,527,451
         Shares outstanding.......................................      720,427
         Net asset value and redemption price per share ..........    $   10.45
                                                                      =========

* On purchases of $100,000 or more, the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
Statement of Operations
For the six months ended January 31, 2000 (Unaudited)

================================================================================
INVESTMENT INCOME:
 Income:
     Dividends...................................................   $ 1,122,701
     Interest ...................................................        21,648
                                                                    -----------
             Total income........................................     1,144,349
 Expenses:
     Management fees (Note 3)...........................$ 394,367
     Custodian fees.....................................   25,077
     Transfer agent fees
          Class A.......................................   16,528
          Class B.......................................   25,506
          Class C.......................................    8,862
          Class Y.......................................      639
     Audit fees.........................................    5,600
     Legal fees.........................................    1,676
     Accounting fees (Note 3)...........................    3,000
     Reports to shareholders............................   23,661
     Directors' fees and expenses.......................    4,118
     Registration and filing fees.......................   55,606
     Miscellaneous......................................    9,877
     Payments under distribution plan (Note 4)
          Class A.......................................   28,596
          Class B.......................................  158,396
          Class C.......................................   56,640
                                                        ---------
              Total expenses.....................................       818,149
              Expenses paid indirectly (Note 6)..................          (412)
                                                                    -----------
              Net expenses.......................................       817,737
                                                                    -----------
                  Net investment income..........................       326,612
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized loss from investment transactions..................    (3,215,616)
 Net decrease  in unrealized appreciation of investments.........    (1,157,093)
                                                                    -----------
     Net realized and unrealized loss on investments.............    (4,372,709)
                                                                    -----------
              Net decrease in net assets resulting
                from operations..................................   $(4,046,097)
                                                                    ===========

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

================================================================================

                                                                             SIX MONTHS
                                                                                ENDED
                                                                             JANUARY 31,         YEAR ENDED
                                                                                2000              JULY 31,
                                                                              UNAUDITED             1999
                                                                          ----------------     ---------------
OPERATIONS:
     Net investment income.............................................   $        326,612     $     1,014,950
     Net realized loss from investment transactions....................         (3,215,616)         (1,297,490)
     Net change in unrealized appreciation/(depreciation)
         of investments................................................         (1,157,093)         13,791,154
                                                                          ----------------     ---------------
         Net increase (decrease)  in net assets resulting
              from operations..........................................         (4,046,097)         13,508,614

DIVIDENDS AND DISTRIBUTIONS
     TO SHAREHOLDERS FROM:
     Net investment income:
         Class A  .....................................................           (231,755)          (930,424)
         Class B  .....................................................            (37,422)          (211,825)
         Class C  .....................................................            (12,690)           (68,532)
         Class Y  .....................................................            (37,276)          (135,448)

CAPITAL SHARE TRANSACTIONS:
     Net increase (decrease) in net assets resulting from capital share transactions (Note 5):

         Class A  .....................................................         (4,662,253)          2,056,131
         Class B  .....................................................         (4,348,070)         10,692,550
         Class C  .....................................................         (1,600,619)          5,323,001
         Class Y  .....................................................              1,900           6,250,806
                                                                          ----------------     ---------------
         Total increase (decrease) in net assets.......................        (14,974,282)         36,484,873

NET ASSETS:
     Beginning of year.................................................        111,289,067          74,804,194
                                                                          ----------------     ---------------
     End of year (including undistributed net income of
     $10,806 and $3,337, respectively) ................................   $     96,314,785     $   111,289,067
                                                                          ================     ===============



SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
Notes to Financial Statements
January 31, 2000 (Unaudited)

===============================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The Fund is a separate series of Davis New York Venture Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is both capital growth and income. The Fund commenced operations on May 1, 1998. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value. The valuation procedures are reviewed and subject to approval by the Board of Directors.

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At January 31, 2000, the Fund had approximately $1,297,000 of capital loss carryovers available to offset future capital gains, if any, which expire in 2008.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized over the lives of the respective securities in accordance with the requirements of the Internal Revenue Code.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

DAVIS GROWTH & INCOME FUND
Notes to Financial Statements - Continued
January 31, 2000 (Unaudited)

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) for the six months ended January 31, 2000, were $20,950,187 and $30,005,319 respectively.

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid to Davis Selected Advisers, L.P. (the "Adviser") at the annual rate of 0.75% of the average net assets for the first $250 million, 0.65% of the average net assets on the next $250 million and 0.55% of the average net assets in excess of $500 million.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended January 31, 2000 amounted to $6,498. State Street Bank & Trust Co. ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the six months ended January 31, 2000 amounted to $6,351. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee amounted to $3,000 for the six months ended January 31, 2000. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

       The Fund has adopted procedures to treat Shelby Cullom Davis & Co. ("SCD") as an affiliate of the Adviser. During the six months ended January 31, 2000, SCD received $720 in commissions on the purchases of portfolio securities in the Fund.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

       CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

       During the six months ended January 31, 2000, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $33,978 from commissions earned on sales of Class A shares of the Fund, of which $5,320 was retained by the Underwriter and the remaining $28,658 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

DAVIS GROWTH & INCOME FUND
Notes to Financial Statements - Continued
January 31, 2000 (Unaudited)

===============================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED
       CLASS A SHARES - CONTINUED

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the six months ended January 31, 2000 was $28,596.

       CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. The National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's average annual net assets attributable to Class B shares which may be used to reimburse the Distributor. The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan, plus interest, at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the six months ended January 31, 2000, Class B shares of the Fund made distribution plan payments which included distribution fees of $118,914 and service fees of $39,482.

       Commission advances by the Distributor during the six months ended January 31, 2000 on the sale of Class B shares of the Fund amounted to $41,959, of which $41,652 was re-allowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $781,912, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

         A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended January 31, 2000 the Distributor received $75,548 in contingent deferred sales charges from Class B shares of the Fund.

DAVIS GROWTH & INCOME FUND
Notes to Financial Statements - Continued
January 31, 2000 (Unaudited)

===============================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED

       CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. The Fund pays the Distributor 1% of the Fund's average annual net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

       During the six months ended January 31, 2000, Class C shares of the Fund made distribution payments of $56,640. During the six months ended January 31, 2000, the Distributor received $2,044 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

       At January 31, 2000, there were 3,000,000,000 shares of capital stock ($0.05 par value per share) authorized, 1,000,000,000 of which shares are classified as Davis Growth & Income Fund. Transactions in capital stock were as follows:

CLASS A

                                                           SIX MONTHS
                                                             ENDED                        YEAR ENDED
                                                        JANUARY 31, 2000                   JULY 31,
                                                           (UNAUDITED)                        1999
                                                 -------------------------------  -----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                 -------------  ----------------  ------------   --------------
Shares subscribed..............................        159,530  $      1,661,301     1,424,482   $   13,883,526
Shares issued in reinvestment of distributions.         21,764           218,943        88,554          891,665
                                                 -------------  ----------------  ------------   --------------
                                                       181,294         1,880,244     1,513,036       14,775,191
Shares redeemed................................       (632,330)       (6,542,497)   (1,251,969)     (12,719,060)
                                                 -------------  ----------------  ------------   --------------
     Net increase (decrease)...................       (451,036) $     (4,662,253)      261,067   $    2,056,131
                                                 =============  ================  ============   ==============


CLASS B

                                                           SIX MONTHS
                                                              ENDED                       YEAR ENDED
                                                        JANUARY 31, 2000                   JULY 31,
                                                           (UNAUDITED)                       1999
                                                 -------------------------------  -----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                 -------------  ----------------  ------------   --------------
Shares subscribed..............................        220,149  $      2,277,430     1,814,613   $   17,831,888
Shares issued in reinvestment of distributions.          2,773            27,588        17,900          179,921
                                                 -------------  ----------------  ------------   --------------
                                                       222,922         2,305,018     1,832,513       18,011,809
Shares redeemed................................       (642,628)       (6,653,088)     (723,688)      (7,319,259)
                                                 -------------  ----------------  ------------   --------------
     Net increase (decrease)...................       (419,706) $     (4,348,070)    1,108,825   $   10,692,550
                                                 =============  ================  ============   ==============

DAVIS GROWTH & INCOME FUND
Notes to Financial Statements - Continued
January 31, 2000 (Unaudited)

===============================================================================

NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS C

                                                           SIX MONTHS
                                                              ENDED                       YEAR ENDED
                                                        JANUARY 31, 2000                    JULY 31,
                                                           (UNAUDITED)                       1999
                                                 -------------------------------  -----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                 -------------  ----------------  ------------   --------------
Shares subscribed..............................        141,379  $      1,482,526       871,308  $     8,619,196
Shares issued in reinvestment of distributions.            952             9,471         5,844           58,855
                                                 -------------  ----------------  ------------  ---------------
                                                       142,331         1,491,997       877,152        8,678,051
Shares redeemed................................       (299,013)       (3,092,616)     (331,361)      (3,355,050)
                                                 -------------  ----------------  ------------  ---------------
     Net increase (decrease)...................       (156,682) $     (1,600,619)      545,791  $     5,323,001
                                                 =============  ================  ============  ===============

CLASS Y

                                                           SIX MONTHS
                                                              ENDED                       YEAR ENDED
                                                        JANUARY 31, 2000                   JULY 31,
                                                           (UNAUDITED)                       1999
                                                 -------------------------------  -----------------------------
                                                    SHARES           AMOUNT        SHARES          AMOUNT
                                                 -------------  ----------------  ------------   --------------
Shares subscribed..............................             24  $            234       707,983  $     6,134,544
Shares issued in reinvestment of distributions.          3,663            37,007        13,435          134,598
                                                 -------------  ----------------  ------------  ---------------
                                                         3,687            37,241       721,418        6,269,142
Shares redeemed................................         (3,467)          (35,341)       (1,832)         (18,336)
                                                 -------------  ----------------  ------------  ---------------
     Net increase .............................            220  $          1,900       719,586  $     6,250,806
                                                 =============  ================  ============  ===============

NOTE 6 - CUSTODIAN FEES

          Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $412 during the six months ended January 31, 2000.

DAVIS GROWTH & INCOME FUND
Financial highlights
Class A

===============================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                        MAY 1, 1998
                                                  SIX MONTHS          YEAR            (COMMENCEMENT
                                                     ENDED            ENDED           OF OPERATIONS)
                                               JANUARY 31, 2000     JULY 31,              THROUGH
                                                  (UNAUDITED)         1999             JULY 31, 1998
                                                  -----------         ----             -------------
Net Asset Value, Beginning of Period ............   $ 10.85          $ 9.81              $  10.00
                                                    -------          ------              --------
Income(Loss) From Investment Operations
     Net Investment Income.......................     0.06             0.16                 0.03
     Net Realized and Unrealized Gains (Losses)..    (0.42)            1.05                (0.22)
                                                    -------          ------              --------
       Total From Investment Operations..........    (0.36)            1.21                (0.19)

Dividends and Distributions
     Dividends from Net Investment Income........    (0.05)           (0.17)                  -
                                                    -------          ------              --------
       Total Dividends and Distributions.........    (0.05)           (0.17)                  -

Net Asset Value, End  of Period .................   $ 10.44         $ 10.85              $  9.81
                                                    =======          =======             ========

Total Return(1)..................................
                                                      (3.35)%         12.48%               (1.90)%

Ratios/Supplemental Data

     Net Assets, End of Period (000 omitted).....     $50,941        $57,824             $49,715

     Ratio of Expenses to Average Net Assets.....      1.16%*          1.16%                1.44%*
     Ratio of Net Investment Income to Average
       Net Assets................................      1.02%*          1.39%               1.87%*
     Portfolio Turnover Rate(2)..................        20%             18%                  0

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized


SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
Financial highlights
Class B

================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                             MAY 4, 1998
                                                   SIX MONTHS             YEAR               (INCEPTION
                                                      ENDED               ENDED               OF CLASS)
                                                JANUARY 31, 2000        JULY 31,               THROUGH
                                                   (UNAUDITED)            1999              JULY 31, 1998
                                                    ----------          --------            -------------
Net Asset Value, Beginning of Period ..........      $  10.82           $   9.79             $  10.00
                                                     ---------          --------             ---------
Income(Loss) From Investment Operations
     Net Investment Income.....................           -                 0.05                 0.01
     Net Realized and Unrealized Gains (Losses)         (0.42)              1.05                (0.22)
                                                     --------           --------             --------
       Total From Investment Operations .......         (0.42)              1.10                (0.21)

Dividends and Distributions
     Dividends from Net Investment Income .....         (0.01)             (0.07)                   -
                                                     ---------          --------             ---------
       Total Dividends and Distributions ......         (0.01)             (0.07)                   -
                                                     ---------          --------             ---------

Net Asset Value, End  of Period ...............      $  10.39          $   10.82             $   9.79
                                                     =========         =========             ========

Total Return (1)...............................
                                                        (3.86)%            11.34%               (2.10)%
Ratios/Supplemental Data

     Net Assets, End of Period (000 omitted)          $27,949            $33,643              $19,571

     Ratio of Expenses to Average Net Assets             2.15%*             2.17%                2.32%*
     Ratio of Net Investment Income to Average
       Net Assets..............................          0.03%*             0.38%                0.99%*
     Portfolio Turnover Rate(2)................            20%                18%                   0%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND

Financial highlights
Class C

===============================================================================


Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                             MAY 4, 1998
                                                   SIX MONTHS             YEAR               (INCEPTION
                                                      ENDED               ENDED               OF CLASS)
                                                JANUARY 31, 2000        JULY 31,               THROUGH
                                                   (UNAUDITED)            1999              JULY 31, 1998
                                                    ----------            ----             -------------

Net Asset Value, Beginning of Period ..........    $ 10.82               $   9.79              $ 10.00
                                                   -------               --------              -------

Income(Loss) From Investment Operations
     Net Investment Income.....................       -                      0.05                 0.01
     Net Realized and Unrealized Gains (Losses)      (0.42)                  1.05                (0.22)
                                                   -------               --------              -------
       Total From Investment Operations .......      (0.42)                  1.10                (0.21)

Dividends and Distributions
     Dividends from Net Investment Income .....      (0.01)                 (0.07)                   -
                                                   -------               --------              -------
       Total Dividends and Distributions.......      (0.01)                 (0.07)                   -

Net Asset Value, End  of Period ...............    $ 10.39               $  10.82              $  9.79
                                                   =======               ========              =======

Total Return (1)...............................      (3.87)%                11.32%               (2.10)%
Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted)...     $9,898                  12,002              $5,512
     Ratio of Expenses to  Average Net Assets..       2.15%*                 2.17%                2.32%*
     Ratio of Net Investment Income to Average
       Net Assets..............................       0.03%*                 0.38%                0.99%*
     Portfolio Turnover Rate(2)................         20%                    18%                   0%



(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS GROWTH & INCOME FUND
Financial highlights
Class Y

===============================================================================


Financial Highlights for a share of capital stock outstanding throughout each period.

                                                                                        MAY 4, 1998
                                                     SIX MONTHS          YEAR           (INCEPTION
                                                        ENDED            ENDED           OF CLASS)
                                                  JANUARY 31, 2000     JULY 31,           THROUGH
                                                     (UNAUDITED)         1999          JULY 31, 1998
                                                     -----------         ----          -------------
Net Asset Value, Beginning of Period...........      $   10.86        $   9.82           $  10.00
                                                     ---------       ---------           --------
Income(Loss) From Investment Operations
     Net Investment Income.....................           0.06            0.18               0.04
     Net Realized and Unrealized Gains (Losses)          (0.42)           1.05              (0.22)
                                                     ---------       ---------           --------
       Total From Investment Operations........          (0.36)           1.23              (0.18)

Dividends and Distributions
     Dividends from Net Investment Income .....          (0.05)          (0.19)               -
                                                     ---------       ---------           --------
       Total Dividends and Distributions.......          (0.05)          (0.19)               -

Net Asset Value, End  of Period ...............      $   10.45       $   10.86           $   9.82
                                                     =========       =========           ========
Total Return(1)................................          (3.28)%         12.72%             (1.80)%
Ratios/Supplemental Data
     Net Assets, End of Period (000 omitted)...         $7,527          $7,819                 $6
     Ratio of Expenses to Average Net Assets ..           1.01%*          1.01%              1.14%*
     Ratio of Net Investment Income to Average
       Net Assets..............................           1.17%*          1.54%              2.17%*
     Portfolio Turnover Rate(2)                             20%             18%                 0%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

                           DAVIS GROWTH & INCOME FUND
                  2949 East Elvira Road, Tucson, Arizona 85706

DIRECTORS                                 OFFICERS
Wesley E. Bass, Jr.                       Jeremy H. Biggs
Jeremy H. Biggs                               Chairman
Marc P. Blum                              Christopher C. Davis
Andrew  A. Davis                              President
Christopher C. Davis                      Kenneth C. Eich
Jerry D. Geist                                Vice President
D. James Guzy                             Sharra L. Reed
G. Bernard Hamilton                           Vice President,
Laurence W. Levine                             Treasurer & Assistant Secretary
Christian R. Sonne                        Thomas D. Tays
Marsha Williams                               Vice President & Secretary
                                          Andrew A. Davis
                                              Vice President

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona  85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

================================================================================
FOR MORE INFORMATION ABOUT DAVIS GROWTH & INCOME FUND INCLUDING MANAGEMENT FEES, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
================================================================================

                                                              SEMI-ANNUAL REPORT


DAVIS SELECTED ADVISERS, L.P.
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
1-800-279-0279
www.davisfunds.com


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